THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

ChoicePlusSM Signature
ChoicePlusSM Fusion
ChoicePlusSM Rollover

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Signature
ChoicePlusSM Fusion

Supplement dated April 1, 2013 to the Prospectus dated May 1, 2012

This supplement provides further information about the fund substitutions which are occurring under your ChoicePlusSM variable annuity contract (the “Contract”).

At the close of business on May 17, 2013 (the “Substitution Date”), the AllianceBernstein VPS International Value Portfolio (“Existing Fund”) will be substituted with the LVIP Mondrian International Value Fund (“Replacement Fund”) as an investment option under your contract. Beginning May 20, 2013, the Existing Fund will no longer be eligible for investment.

On the Substitution Date, any contract value you have allocated to the Existing Fund will be transferred to the Replacement Fund. There will be no tax consequences resulting from this exchange. Any future allocations of purchase payments and/or contract value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise.

From now until thirty (30) days after the Substitution Date, contractowners with contract value in the Existing Fund are permitted to transfer contract value out of the Existing Fund (or out of the Replacement Fund after the Substitution Date) to one or more other subaccounts or fixed account (if available) within the contract without the transfer (or exchange) being treated as one of a limited number of transfers (or exchanges) allowed for under your contract.  If you would like to make a transfer of contract value, please contact Customer Service at 1-888-868-2583, or log into your account on the internet service center at www.LincolnFinancial.com. Neither Lincoln nor the Separate Accounts will exercise any rights reserved by them under the contracts to impose restrictions or fees on transfers during that time frame unless violations of market timing procedures occur as set forth in your prospectus.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully.  THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS STATED OBJECTIVES.

Please retain this supplement for future reference.